SSgA Funds

SUPPLEMENT DATED JANUARY 9, 2014

TO

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 18, 2013

SSgA MONEY MARKET FUND (TICKER SYMBOL: SSMXX)	SSgA U.S. GOVERNMENT MONEY MARKET FUND (TICKER SYMBOL: SSGXX)	SSgA U.S. TREASURY MONEY MARKET FUND (TICKER SYMBOL: SVTXX)

SSgA PRIME MONEY MARKET FUND (TICKER SYMBOL: SVPXX)	SSgA HIGH YIELD BOND FUND (TICKER SYMBOL: SSHYX)	SSgA DYNAMIC SMALL CAP FUND (TICKER SYMBOL: SVSCX)

SSgA IAM SHARES FUND (TICKER SYMBOL: SIAMX)	SSgA ENHANCED SMALL CAP FUND (TICKER SYMBOL: SESPX)	SSgA EMERGING MARKETS FUND (TICKER SYMBOL: SSEMX)

SSgA INTERNATIONAL STOCK SELECTION FUND (TICKER SYMBOL: SSAIX)	SSgA CLARION REAL ESTATE FUND (TICKER SYMBOL: SSREX)	SSgA S&P 500 INDEX FUND (TICKER SYMBOL: SVSPX)

SSgA EMERGING MARKETS FUND – SELECT CLASS SHARES (TICKER SYMBOL: SEMSX)

The following replaces the section of the SAI titled “Additional Information.”

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

DECLARATION OF TRUST

The Master Trust Agreement provides that SSgA Funds may redeem shares of a Fund at the redemption price that would apply if the share redemption were initiated by a shareholder. It is the policy of SSgA Funds that, except upon such conditions as may from time to time be set forth in the then current prospectus of SSgA Funds or to facilitate SSgA Funds’ or a Fund’s compliance with applicable law or regulation, SSgA Funds would not initiate a redemption of shares unless it were to determine that failing to do so may have a substantial adverse consequence for a Fund or SSgA Funds.

The Master Trust Agreement provides that a Trustee who is not an “interested person” (as defined in the 1940 Act) of SSgA Funds will be deemed independent and disinterested with respect to any demand made in connection with a derivative action or proceeding. It is the policy of SSgA Funds that it will not assert that provision to preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a derivative action or proceeding; provided, however, that the foregoing policy will not prevent SSgA Funds from asserting applicable law (including Section 2B of Chapter 182 of the Massachusetts General Laws) to preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a derivative action or proceeding.

SSgA Funds will not deviate from the foregoing policies in a manner that adversely affects the rights of shareholders of a Fund without the approval of “a vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

A Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If the Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Funds may occur. It is not expected by the Adviser that existing shareholders would suffer any adverse financial consequences (if another Adviser with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSgA Funds have adopted the proxy voting policies of the Adviser. The Adviser’s proxy voting policy and guidelines are attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE